A Connected Community of Health™

180,000 MDS + 50,000 PHYSICIAN PRACTICES + 1,500 HOSPITALS + 10,000 POST ACUTE CARE ORGANIZATIONS +

Allscripts™

1 Investor Presentation September 2010 Exhibit 99.1

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements regarding future events or developments, our future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements with the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Such risks, uncertainties and other factors include, among other things: the possibility that the expected synergies, efficiencies and cost savings of the merger with Eclipsys Corporation ("Eclipsys") will not be realized, or will not be realized within the expected time period; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risk that the Allscripts and
Eclipsys businesses will not be integrated successfully; competition within the industries in which we operate; failure to achieve certification under the Health Information Technology for Economic and Clinical Health Act could result in increased development costs, a breach of some customer obligations and could put us at a competitive disadvantage in the marketplace; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that our products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products; the outcome of any legal proceeding that has been or may be instituted against us; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of our software by the U.S. Food and
Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009;
maintaining our intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers and our ability to obtain, use or successfully integrate third-party licensed technology; and breach of ours security by third parties.
See our Annual Report on Form 10-K for the fiscal year ended May 31, 2010 and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business. The statements herein speak only as of their date and we undertake no duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations.

To be the most trusted provider of innovative solutions that empower all stakeholders across the healthcare continuum to deliver world-class outcomes.

Our Mission

Allscripts™

3

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Allscripts Corporate Snapshot
Our Clients
>
•
180,000 Providers
•
150,000 Physician Practices
•
1,500 Hospitals
•
10,000 Post Acute Facilities
•
27,000 Clinicians In Patients’
Homes Every Day
Our Company
•
5,500 Employees
•
$1.2BB LTM Pro Forma Revenue
•
Facilities in 24 States,
Canada, India, the Middle East
and The Philippines
•
1 Complete Set of Solutions
>

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Investment Highlights
Leading healthcare IT company with the broadest set of capabilities across every venue of care including physicians, hospitals, post-acute and homecare
The most utilized clinical solutions enabling health care providers to fully capitalize on the $30BB federal stimulus program
Leadership in technology and innovation uniquely positions Allscripts to aggressively compete for the $43BB healthcare IT solutions market
A highly attractive financial profile with high recurring revenue, significant operating leverage and cost synergy opportunities and strong free cash flow
Proven and experienced “industrial strength” management team
>
>
>
>
>

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
The Time is NOW
• Quality Issues
• Medical Errors / Safety
Concerns
• Rising Cost
• Significant Waste
A National
Problem
• $43BB Opportunity
• $30BB in Stimulus
Funding
• ~15% Penetration in
Physician Practices
• Rise of the Employed
Physicians
• Hospitals Driving
Adoption
A Market that
is Ready
We are at the
beginning of what we
expect will be the
single fastest
transformation of any
industry in US history
A Significant
Opportunity
> >

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Addressing the Entire Market Opportunity
Acute/Ambulatory EHR Opportunity 2010-2014 = ~$43BB
Source: McKinsey & Company
Pre-Merger Allscripts Opportunity
(Ambulatory Stand-Alone)
Pre-Merger Eclipsys Opportunity
(Acute Stand-Alone)
Legacy Addressable
Market:
Stand-Alone
New Addressable
Market:
Integrated
Market Segment Seeking
an Integrated/Complete
Solution Across Hospitals
and Physician Practices
$16BB
$10BB
$17BB
>
>
Well positioned to aggressively compete in the $16BB (~35%) integrated market
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Ambulatory Market Potential
Practice Size Total # of Practices
EHR Penetration
(FY09/10)
1-3 Physicians 163,000 ~13%
4-9 Physician 27,000 ~22%
10-25 Physicians 8,000 ~33%
26+ Physicians 2,000 ~50%
Total 200,000 ~15%
Source: SK&A = SK&A Information Services which sells databases for sales and marketing success in healthcare industry

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
December
2013
Incentive
Program Begins
January
2011
ARRA
Announced
Q1
2009
Final Rules
Issued
July
2010
Increased Certainty for Widespread
EHR Adoption
Physician
Penetration
(1)
~20%
(1) ~20% estimate based on number of ambulatory physicians; penetration as a percentage of number of physician practices is ~11%
(2) Hospitals >200 beds
70% of Funding Used
Source: National Center for Health Statistics
400 - 600 Hospitals
Will Replace Clinical
Systems
(2)
TODAY

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Allscripts: Competitive Differentiation
• The Largest Network with a
Client Base of 180,000
Physicians, 1,500 Hospitals
and 10,000 Post Acute Care
Providers
• The Unique Ability to Truly
Connect a Community
• One Patient Record Across
an Organization and the
Community – One Source of
Truth
One
Network.
The largest connected
network in the nation…
and in your community.
One
Platform.
Open, flexible, and
innovative to help you
connect inside and
outside your
organization.
One
Patient.
A complete portfolio
that delivers a single
patient record across
your community.
• Comprehensive, Integrated
Solutions for all Settings
• Rapid Implementation Approach
to Attain “Meaningful Use”
• A Track Record of Innovation
with a ‘Future State’
Clinical/Financial Informatics
Capability
• Common Microsoft platform and
a shared ‘open architecture’
approach, simplifying the
connection to third-party
applications across every care
setting

US News
America's
Best
HOSPITALS
2009-10

Allscripts

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Hospitals
Physician Practices
Post Acute Facilities &
Agencies
• The ‘Hub’: Over 1,500 Hospitals including 40%
of “America’s Best Hospitals” as Clients
• The ‘Spokes’: Over 180,000 MDs and 10,000
Post Acute Care Organizations are Connected
to other Practices, Patients, Pharmacies, Payors,
Clinical Labs and Hospitals
One Network:
The Largest Community in the Nation

Ambulatory Solutions
Acute Solutions (Sunrise)
Post Acute Solutions
Community Solutions

One Platform: A Complete, Integrated Solutions Portfolio
Clinical
Financial
Administrative
Analytics Services
Community Exchange
Community Record
Helios
Electronic Health Record
ePrescribe
Payerpath
CQS
Management Consulting
Academy Education
Analytics
Practice Management
Homecare / Hospice
Referral Management
Ready
Care Management
Remote Hosting
Patient Financials EPSi Outsourcing
Access Management
Consulting
Record Manager
Network & Desktop
Patient Flow
Financial Manager
Clinical Analytics
Pharmacy
Emergency Care
Laboratory
Knowledge-Based
Charting
Knowledge-Based
Medication
Administration
Acute Content
Clinical Manager
Radiology
Enterprise Identifier
Education
Acute Care
Implementation
Identity & Eligibility

Ambulatory Solutions
Acute Solutions
Post Acute Solutions
Patient
Community Solutions

Allscripts

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
One Patient: Critical Patient Data Flows Freely
Acute Solutions
(Sunrise)
Ambulatory
Solutions
Post Acute
Solutions
Patient Records
Labs Prescriptions
X-Rays
Referrals
Results
Orders

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Proven Management Team
20+ Yrs Chief Client Officer Laurie McGraw
20+ Yrs President, Sales Jeff Surges
30+ Yrs Chairman Phil Pead
25+ Yrs
President, Product Strategy &
Development
John Gomez
20+ Yrs EVP, Culture and Talent Diane Adams
25+ Yrs COO Eileen McPartland
19+ Yrs CFO Bill Davis
Executive Position Experience
Glen Tullman CEO 30+ Yrs
Lee Shapiro President 30+ Yrs
Kent Alexander General Counsel 25+ Yrs
Management team with a track record of operational execution, strong financial performance, integrating acquisitions and driving shareholder value

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Financial Highlights
Significant Growth
Operating Leverage
Revenue Visibility
• High recurring revenue model
• Investments (e.g., READY, Upgrade Enablement Center, Sunrise 5.5, Helios)
accelerate implementations
• Large, diverse client base
• Allscripts LTM bookings of $415MM, up 24% year-over-year
• Eclipsys YTD 2010 bookings of $259MM illustrates market momentum
• Allscripts FY2010 non-GAAP net income of $98MM, up 28%
• Eclipsys 1H’10 non-GAAP net income of $20MM, up 8% year-over-year
•
ARRA stimulus program creates long-tailed demand curve
• Total R&D investments of ~$70MM and ~$84MM by Allscripts & Eclipsys, respectively
• Significant benefits from Project DRIVE initiatives
• Allscripts Distribution Network
• Strong free cash flow
Note: Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP financial measures.  Information also available at http://investor.allscripts.com

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
$0
$30
$60
$90
$120
$150
CY2008 CY2009 1H’09 1H’10
Pro Forma Performance
Combined Non-GAAP Net Income ($millions)
Combined Non-GAAP Net Income ($millions)
Combined Non-GAAP Revenue
CY 2009 (1) Non-GAAP Revenue: $1,188MM
Combined Non-GAAP Revenue
CY 2009 (1)
Non-GAAP Revenue: $1,188MM
1H 2010 Non-GAAP Revenue: $634MM
1H 2010 Non-GAAP Revenue: $634MM
Allscripts
56%
Eclipsys
44%
Allscripts
59%
Eclipsys
41%
$106
$128
$64
$72
Note: Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP financial measures.  Information also available at http://investor.allscripts.com
(1) Allscripts calendar year assumes a November year end.

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Significant Key Cost Synergies
Projected Cost Synergies Over Three Years
•
Duplicate management
structure
•
Duplicate public company
costs
•
Duplicate backend office
and system integration
•
Marketing
Key Cost
Synergy Drivers
CY2011
~$25MM
~$35MM
~$40MM
CY2012
CY2013 &
Beyond

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Revenue Synergy Opportunity of $1.25BB
Incremental Revenue Opportunity
$16BB Integrated Market Provides Additional Opportunity
Sunrise Clinical Manager,
Patient Flow, EPSi
Sell Eclipsys
Solutions to Allscripts
Acute Care Base
ECLIPSYS
Care Management, Emergency
Department, Homecare,
Ambulatory Solutions
Sell Allscripts
Solutions to Eclipsys
Acute Care Base
ALLSCRIPTS
Total
~$430MM ~$820MM ~$1,250MM
= +

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Revenue
Growth
Comments
Non-GAAP
Operating
Margin
Non-GAAP
EPS Growth
• Similar to Allscripts standalone revenue
growth outlook
• Eclipsys margins historically lower than
Allscripts margins
• Cost synergies improve combined margins back
towards near Allscripts historical margins
• Reflects new capital structure
• Reflects only cost synergies
2-3 Year Pro Forma Financial Outlook
8-10% +
20% +
15-18% +
Note: Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP financial measures. Information also available at http://investor.allscripts.com

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Strong Pro Forma Free Cash Flow Generation
Pro Forma Capitalization 5/31/10
1 Allscripts balance sheet and EBITDA for the year ended 5/31/10.
2 Eclipsys balance sheet and EBITDA for the period ended and last twelve months ending 6/30/10, respectively.  Cash and marketable securities excludes restricted cash and includes $35MM of proceeds from the sale of Auction Rate Securities in August 2010.
3 Cash adjustment includes a) $55MM of one-time banking, legal, and other professional fees and expenses related to the merger with Eclipsys, b) $100MM payment associated with Misys‘ put option, c) $9MM of $119MM premiums paid to Misys out of combined cash. Cash adjustments exclude future retention and non-recurring compensation expenses and synergy realization costs expected to be incurred over the first 2 years post-closing.
4 Pro forma equity adjusted for a) $33MM of upfront fees & expenses and one-time costs, b) $460MM share repurchase, c) merger with Eclipsys reflecting 59.6MM Eclipsys shares at a $20.22 implied offer price based on closing prices on 8/6/10 and a 1.2 exchange ratio, d) Misys’s $100MM put and $2MM additional premium.
5 EBITDA is calculated as net income plus income tax expense, interest expense, stock-based compensation expense, depreciation & amortization, deferred revenue adjustments, certain one-time and transaction-related expenses, and non-recurring losses on the sale of investments minus non-recurring gains on the sale of assets.
Note: Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP financial measures. Information also available at http://investor.allscripts.com
Capitalization Allscripts
(1)
Eclipsys
(2)
Adj.
(3)
Pro forma
Cash & Marketable Securities $143 $178 ($173) $148
New Revolver ($250mm) – – 100 100
New Term Loan – – 470 470
Total Debt – – $570 $570
Equity
(4)
807 458 35 1,300
Total Capitalization $807 $458 $605 $1,870
Credit Statistics
LTM EBITDA
(1)(2)(5)
$176 $96 $272
Total Debt / LTM EBITDA
(1)(2)(5)
– – 2.1x
Debt / Capitalization – – 30.5%

One Network.

One Platform.

One Patient.

Allscripts™

21

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Appendix: Non-GAAP Reconciliation
• GAAP – non-GAAP net income reconciliation for the twelve months ended May 31, 2010.
Allscripts
Twelve Months Ended
May 31, 2010
Net income, as reported 62.9
Deferred revenue adjustment 5.1
Acquisition-related amortization 22.7
Stock-based compensation expense 14.8
Transaction-related expense 14.4
Non-GAAP adjustments tax effected at 39% (22.1)
Tax rate alignment 0.4
Total non-GAAP net income
98.2

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
• GAAP – non-GAAP net income reconciliation for the six months ended June 30, 2010.
Eclipsys
Six  Months Ended
June 30, 2010
Net income, as reported
7.0
Acquisition-related amortization 3.7
Stock-based compensation expense 6.3
Transaction-related expense 2.0
ARS sales 0.9
Total non-GAAP net income 19.9
Appendix: Non-GAAP Reconciliation

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
• GAAP – non-GAAP revenue reconciliation for the twelve months ended November 30, 2009 (Allscripts) and twelve months ended December 31, 2009 (Eclipsys).
Appendix: Non-GAAP Reconciliation
Allscripts Eclipsys
Non-GAAP
Combined
Twelve Months Ended
November 30, 2009 December 31, 2009
Total revenue, as reported
661.1                          519.1                               1,180.2
Deferred revenue adjustment 9.7                              8.0                                   17.7
Elimination of prepackaged medications (9.7)                             (9.7)
Total non-GAAP revenue 661.1                          527.1                               1,188.2

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
• GAAP – non-GAAP revenue and net income reconciliation for the six months ended May 31, 2010 (Allscripts)
and six months ended June 30, 2010 (Eclipsys).
Allscripts Eclipsys
Non-GAAP
Combined
Six Months Ended
May 31, 2010 June 30, 2010
Total revenue, as reported 370.2                          262.8                               633.0
Deferred revenue adjustment 1.1                              -                                   1.1
Total non-GAAP revenue
371.3                          262.8                               634.1
Net income, as reported
34.2                            7.0                                   41.2
Deferred revenue adjustment 0.7                              -                                   0.7
Acquisition-related amortization 7.0                              3.7                                   10.8
Stock-based compensation expense 4.3                              6.3                                   10.6
Transaction-related expense 5.7                              2.0                                   7.7
ARS sales -                              0.9                                   0.9
Tax rate alignment 0.2                              -                                   0.2
Total non-GAAP net income 52.1                            19.9                                 72.1
Appendix: Non-GAAP Reconciliation

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
• GAAP – non-GAAP net income reconciliation for the six months ended May 31, 2009 (Allscripts) and six months ended June 30, 2009 (Eclipsys).
Allscripts Eclipsys
Non-GAAP
Combined
Six Months Ended
May 31, 2009 June 30, 2009
Net income, as reported
26.7                            (5.0)                                  21.7
Deferred revenue adjustment 3.4                              2.8                                   6.2
Acquisition-related amortization 6.9                              3.9                                   10.8
Stock-based compensation expense 2.7                              7.6                                   10.3
Transaction-related expense 6.2                              -                                   6.2
Restructuring -                              5.3                                   5.3
Elimination of prepackaged medications (0.7)                             -                                   (0.7)
Tax related items -                              3.7                                   3.7
Total non-GAAP net income 45.2                            18.3                                 64.0
Appendix: Non-GAAP Reconciliation

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
• GAAP – non-GAAP net income reconciliation for the twelve months ended November 30, 2008 (Allscripts)
and twelve months ended December 31, 2008 (Eclipsys).
Allscripts Eclipsys
Non-GAAP
Combined
Twelve Months Ended
November 30, 2008 December 31, 2008
Net income, as reported 20.3                            99.5                                 119.8
Deferred revenue adjustment 1.2                              -                                   1.2
Acquisition-related amortization 9.4                              4.8                                   14.2
Stock-based compensation expense 4.8                              17.3                                 22.1
Transaction-related expense 22.7                            -                                   22.7
AHS net income pre-Misys Healthcare merger 8.7                              -                                   8.7
Professional services reorganization -                              1.4                                   1.4
Elimination of prepackaged medications (1.9)                             -                                   (1.9)
Non-recurring items -                              0.8                                   0.8
Valuation allowance -                              (80.0)                                (80.0)
Headquarters Relocation -                              3.0                                   3.0
Derivative Litigation -                              1.3                                   1.3
Gain on sale of assets -                              (3.2)                                  (3.2)
In-process R&D charge -                              0.9                                   0.9
Tax related items (0.9)                             (4.0)                                  (4.9)
Total non-GAAP net income 64.3                            41.6                                 105.9
Appendix: Non-GAAP Reconciliation

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
• GAAP – non-GAAP net income reconciliation for the twelve months ended November 30, 2009 (Allscripts)
and twelve months ended December 31, 2009 (Eclipsys).
Allscripts Eclipsys
Non-GAAP
Combined
Twelve Months Ended
November 30, 2009 December 31, 2009
Net income, as reported
55.4                            2.7                                   58.1
Deferred revenue adjustment 5.8                              4.2                                   10.0
Acquisition-related amortization 13.9                            7.7                                   21.6
Stock-based compensation expense 7.4                              12.4                                 19.8
Transaction-related expense 9.4                              -                                   9.4
Restructuring -                              6.0                                   6.0
ARS sales -                              0.7                                   0.7
Elimination of prepackaged medications (0.7)                             -                                   (0.7)
Tax related items -                              2.0                                   2.0
Tax rate alignment 0.3                              0.7                                   1.0
Total non-GAAP net income 91.5                            36.4                                 127.9
Appendix: Non-GAAP Reconciliation

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
• GAAP – non-GAAP EBITDA reconciliation for the twelve months ended May 31, 2010 (Allscripts) and twelve months ended June 30, 2010 (Eclipsys).
Appendix: Non-GAAP Reconciliation
Allscripts Eclipsys
Twelve Months Ended
May 31, 2010 June 30, 2010
Net income, as reported
62.9                            14.7
Taxes 40.7                            11.4
Stock-based compensation expense 14.8                            14.4
Depreciation and Amortization 36.0                            51.8
Interest expense 2.0                              1.9
Transaction-related expenses 14.4                            -
Gain on Sale of Assets 5.1                              2.3
Loss on Sale of Investments -                              (2.6)
Deferred revenue adjustment -                              2.5
Earnings before interest, taxes, depreciation and amortization 175.9                          96.0

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Allscripts hereby furnishes certain summary financial information regarding Allscripts and Eclipsys for the quarterly, annual and semi-annual periods set forth in this presentation.
This summary financial information is not required by, or presented in accordance with, U.S. generally accepted accounting principles ("GAAP"), but supplements Allscripts' and
Eclipsys' GAAP financial information by including adjustments that reflect the impact of divested or acquired operations, acquisition related deferred revenue and cost adjustments, transaction related expenses, stock-based compensation under SFAS No. 123R and other non-recurring income or expenses. The following non-GAAP performance measures are presented, together with a reconciliation to the corresponding summary GAAP financial information:
• Non-GAAP revenue. Non-GAAP revenue consists of GAAP revenue, excluding revenue related to certain divested operations and acquisition related deferred revenue adjustments, plus revenue related to acquired operations.
• Non-GAAP operating
income.
Non-GAAP operating income consists of GAAP operating income, excluding operating income related to certain divested operations, acquisition related deferred revenue and cost adjustments, acquisition-related amortization, stock-based compensation expense under SFAS No. 123R, transaction-related expenses and other non-recurring income or expenses, plus operating income related to acquired operations. Non-GAAP operating margin consists of non-GAAP operating income divided by non-GAAP revenue.
• Non-GAAP net income. Non-GAAP net income consists of GAAP net income, excluding net income related to certain divested operations, acquisition-related amortization, stock-
based compensation expense under SFAS No. 123R, transaction-related expenses and other non-recurring income or expenses, plus income related to acquired operations, in each case net of any related tax benefit.  The GAAP performance measures regarding Allscripts and Eclipsys were derived from their respective unaudited consolidated financial statements. Non-GAAP EPS (earnings per share) consists of non-GAAP net income divided by weighted-average shares outstanding used in computing diluted net income per share.
Allscripts has a fiscal year end as of May 31, and Eclipsys has a fiscal year end as of December 31.The non-GAAP summary quarterly information regarding Allscripts is presented for each of the quarters included in Allscripts' fiscal years ended May 31, 2010 and 2009, and six months ended May 31, 2008. The non-GAAP summary quarterly information regarding
Eclipsys is presented for each of the quarters included in Eclipsys' six months ended June 30, 2010, year ended December 31, 2009 and year ended December 31, 2008.
The Non-GAAP summary quarterly information is also presented on a combined basis, which represents the combination of the quarterly information for Allscripts with the quarterly information for the nearest applicable fiscal quarter for Eclipsys. In reviewing this combined financial information, investors and potential investors should be aware that:
• no adjustment has been made to account for the fact that Eclipsys' fiscal quarters do not fully correspond to Allscripts' fiscal quarters;
• no adjustment has been made to account for any synergies or cost savings that may or are expected to occur as a result of the Merger;
• no adjustment has been made to account for any non-cash charges that Allscripts may incur in connection with the Merger;
• the non-GAAP financial information is provided for informational purposes only and does not purport to represent what the combined company's actual performance would have been had the Merger occurred prior to the periods indicated, and does not purport to indicate results of operations for any future period;
• the non-GAAP financial information does not include any pro forma assumptions or adjustments and should not be used as a substitute for financial statements prepared in accordance with U.S. GAAP. Allscripts' management believes that these summary non-GAAP performance measures provide useful supplemental information to management and investors regarding the underlying performance of Allscripts' and Eclipsys' business operations and facilitates comparisons to their historical operating results. Note however, that the summary non-GAAP combined quarterly information and summary non-GAAP financial measures are performance measures only, and do not provide any measure of each company's cash flow or liquidity. The summary non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with
GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with
Allscripts' and Eclipsys' results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of summary non-
GAAP financial measures with summary GAAP financial measures furnished herewith.
Explanation of Non-GAAP Financial Measures